LabCorp to Acquire Chiltern

Advancing Our Global Leadership In Drug Development

July 31, 2017

LabCorp

CHILTERN
Designed Around You®

Forward Looking Statements

This presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Laboratory Corporation of America® Holdings (LabCorp®) and Chiltern International Group Limited (Chiltern) including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect LabCorp's business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement, (iv) the effect of the announcement or pendency of the transaction on Chiltern's or LabCorp's business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Chiltern or LabCorp and potential difficulties in Chiltern employee retention as a result of the transaction, (vi) risks related to diverting management's attention from LabCorp's ongoing business operations, (vii) the possibility that Chiltern will not meet its projected financial results, (viii) the ability of LabCorp to successfully integrate Chiltern's operations and product lines, (ix) the ability of LabCorp to implement its plans with respect to Chiltern's business after the completion of the proposed transaction, and (x) the ability of LabCorp to achieve anticipated accretion to adjusted earnings per share, realize anticipated cost synergies and to generate enhanced revenue growth through an expanded customer base, and broad and complementary drug development solutions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of LabCorp described in the "Risk Factors" section of LabCorp's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by LabCorp from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and LabCorp assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. LabCorp gives no assurance that either LabCorp or Chiltern will achieve its expectations.

Key Transaction Highlights

Transaction Value

- Enterprise value of $1.2 billion
- Expected Chiltern revenue of approximately $550 million in 2017
- Expected Chiltern adjusted EBITDA of approximately $95 million in 2017

Transaction Impact

- Accretive to adjusted EPS and free cash flow in year one and earns cost of capital by year three
- Estimated cost synergies of $30 million to be fully realized within 3 years of closing

Financing

- All-cash transaction expected to be funded through a combination of bank financing and bonds
- Expected to maintain investment grade credit ratings
- Expected pro forma gross debt / adjusted EBITDA of approximately 3.3x at closing[(1)]
- Retain financial flexibility to pursue strategic acquisitions, continue returning capital to shareholders and invest in enterprise initiatives

Timing

- Closing expected in the fourth quarter of 2017, subject to regulatory approvals and customary closing conditions

1. Assumes closing on December 31, 2017

LabCorp

Chiltern:
A Leading CRO Among Emerging and Mid-Market Biopharma Customers

Broad-Based and Highly Flexible Service Offering (FSP, Full-Service and eClinical)

- Tailored solutions for high-growth emerging and mid-market biopharma customers
- Focused on full-service global clinical development
- Robust Functional Service Provider (FSP) offering, with expanded clinical monitoring, biometrics and safety FSP solutions
- Provider of clinical development services to the medical device sector

Global Platform with Presence in High-Value, Emerging and Mid-Market Biopharma Segments

- Conducted over 1,800 studies across 87 countries in last five years
- Over 4,500 staff across 47 countries

Attractive Financial Profile

- Strong growth in revenue and adjusted EBITDA
- Net book to bill of 1.28x during the last twelve months ended June 30, 2017

Chiltern Revenue by Business



eClinical, 8%
FSP, 31%
Full Service Clinical Development, 61%

Highly complementary drug development capabilities that expand our global footprint, add to our global talent, grow our customer base, and expand our unique value proposition

LabCorp

Combination Complements and Strengthens Our Existing Business

COVANCE +	CHILTERN Designed Around You =	Differentiated Player
Global employee base with ~9,100 employees in the Americas, ~5,300 in Europe and ~1,700 in Asia-Pacific (APAC)	Global employee base with ~2,000 employees in the Americas, ~1,800 in Europe and ~700 in APAC	Global employee base with ~11,100 employees in the Americas, ~7,100 in Europe and ~2,400 in APAC
Presence in the top 20 biopharma customer segment	Presence in the emerging and mid-market customer segments	Broader customer base with strong growth potential across all client segments
Broad-based therapeutic expertise, with particular strength in late phase oncology	Stand-alone oncology business unit with expertise in early clinical development	Broad therapeutic offering, including leading oncology expertise with services across all phases of development
FSP services, with focus on monitoring	FSP services, with focus on analytics and technology services	Full portfolio of FSP services across all key functional areas
Xcellerate suite of clinical trial technologies	Endpoint suite of leading interactive response technologies	Broad suite of technology assets in addition to foundational software as a service platform
Strength in cardiovascular and other device oriented therapeutics	Deep medical device expertise through a dedicated business unit	Key therapeutic area coverage through the combination of therapy and device expertise

Expands Global Footprint, Including Capabilities in Asia-Pacific Region

Over 20,000 CRO Employees Worldwide



The Americas
Covance: ~9,100
Chiltern: ~2,000
Combined: ~11,100

Europe, Middle East, & Africa
Covance: ~5,300
Chiltern: ~1,800
Combined: ~7,100

Asia-Pacific
Covance: ~1,700
Chiltern: ~700
Combined: ~2,400

Combination Expands Customer Base and Reinforces Broad Therapeutic Expertise

Commentary

- Highly complementary customer base positions Covance as a major partner to the top 20 biopharma segment with expanded presence in the high-growth emerging and mid-market biopharma segments
- Diverse customer base with no single customer representing more than 10% of drug development revenue in the combined company
- Combined offering enables tailored customer solutions, including customized models for emerging biopharma and expanded FSP capabilities
- Acquisition provides attractive opportunity to cross-sell service offerings with expanded set of customers

Chiltern Revenue by Customer

Customer Concentration


6%
16%
22%
56%
Top Customer
Top 2-5 Customers
Top 6-15 Customers
Other

Customer Segments[1]


28%
16%
56%
Top 1-25 Biopharma
Top 26-50 Biopharma
Other Biopharma

Commentary

- Combination extends expertise in complex and high-growth therapeutic and specialty areas
- Acquisition adds highly experienced talent, including over 130 MDs and over 1,700 employees with advanced degrees
- Combination creates a leading oncology offering, bringing together Covance's extensive experience in the late phase with Chiltern's deep expertise in early clinical development

Chiltern Full Service Revenue by Therapeutic Area[2]


Allergy and Immunology, 3%
Other, 10%
Oncology and Hematology, 39%
Ophthalmology, 5%
Women's Health, 6%
Dermatology, 7%
Cardiovascular, 8%
Gastroenterology and Hepatology, 10%
Respiratory, 12%

1. Biopharma customer categorization based on Scrip100 ranking by R&D spend
2. Excludes FSP and eClinical offerings.

LabCorp

A Compelling Combination

- ☑ Enhances customer offering to include a dedicated focus on the **high-growth emerging and mid-market biopharma** segments

- ☑ Deepens **therapeutic experience, with distinctive leadership in oncology,** to provide innovative solutions for customers' most challenging problems across the healthcare ecosystem

- ☑ Increases global scale, **bolstering presence in Asia-Pacific and Eastern Europe,** to improve competitiveness of clinical development offerings

- ☑ Expands **Functional Service Provider solutions** with added monitoring, biometrics and safety expertise and capabilities

Advances our strategy of combining strengths of leading diagnostics and drug development capabilities to create a unique business whose mission is to ***Improve Health and Improve Lives***

LabCorp